Legal Proceeding

Case No.: 2:20"cv"01922"MWF"KS

MARC S. KIRSCHNER, as Trustee for the NWHI LITIGATION TRUST, and WILMINTON SAVINGS FUND SOCIETY, FSB, as successor indenture trustee for the 6.875% Senior Notes due 2019, the 8.25% Senior Notes due 2019, and the 6.125% Senior Notes due 2034 of Nine West Holdings, Inc., Plaintiffs vs. LOS ANGELES CAPITAL MANAGEMENT &

QUIETY RESEARCH INC.; SCHWAB FUNDAMENTAL US SMALL COMPANY INDEX FUND; SCHWAB SMALL-CAP INDEX FUND; SCHWAB TOTAL STOCK MARKET INDEX FUND; and WELLS FARGO DISCIPLINED SMALL CAP FUND f/k/a WELLS FARGO SMALL CAP OPPORTUNITIES FUND. On February 27, 2020, Wells Fargo Disciplined Small Cap Fund (formerly the Wells Fargo Small Cap Opportunities Fund) was named as a defendant in a fraudulent conveyance lawsuit related to the Nine West Bankruptcy. Plaintiffs are the litigation and indenture trustees of the Bankruptcy, and the claims arise from a series of transactions in 2014 between The Jones Group, Inc., later renamed Nine West Holdings ("Company"), and private equity sponsor Sycamore Partners Management L.P. Plaintiffs allege that the series of transactions was intended to improperly increase the Company's debt and decrease its assets, essentially rendering it insolvent and causing it to file for bankruptcy in April of 2018. Among the transactions in 2014 was a distribution to shareholders at a rate of 15 dollars a share in exchange for the cancellation of their shares. The Complaint alleges constructive and intentional fraudulent conveyance against the shareholders and seeks a return of the funds to the Company's bankruptcy trustee, as well as interest and attorneys' fees. Wells Fargo Disciplined Small Cap Fund is among the shareholders and allegedly received a 2.3 million dollar distribution in exchange for its shares.